[GRAPHIC OMITTED]

                                        THE EAGLE INTERNATIONAL EQUITY PORTFOLIO



                                   PROSPECTUS

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                 MARCH 1, 2000



                                     EAGLE
                             ASSET MANAGEMENT INC.

                              880 CARILLON PARKWAY
                                 P.O. BOX 10520
                               ST. PETERSBURG, FL
                                   33733-0520
                                 (727) 573-2453
                                 (800) 237-3101

ABOUT THE EAGLE CLASS OF THE PORTFOLIO

Objective                                                                    1
 ................................................................................
How the Portfolio Pursues its Objective                                      1
 ................................................................................
What are the Main Risks of Investing in the Portfolio                        1
 ................................................................................
How the Portfolio has Performed                                              2
 ................................................................................
What are the Costs of Investing in the Portfolio                             3
 ................................................................................
Expense Example                                                              4


WHO MANAGES THE PORTFOLIO

Investment Adviser                                                           4
 ................................................................................
Subadviser                                                                   4
 ................................................................................
Investment Committee                                                         4
 ................................................................................
Fund Administrator and Transfer Agent                                        4


DISTRIBUTION OF PORTFOLIO SHARES

Who Distributes Portfolio Shares                                             5
 ................................................................................
Understanding Distribution and Service Fees                                  5


ABOUT YOUR INVESTMENT

How to Buy Shares                                                            5
 ................................................................................
How to Sell Shares                                                           5
 ................................................................................
Account and Transaction Policies                                             7
 ................................................................................
How Distributions are Made and Tax Information                               7


FINANCIAL HIGHLIGHTS                                                         9

ABOUT THE EAGLE CLASS OF THE PORTFOLIO

OBJECTIVE

The Eagle International Equity Portfolio (Portfolio) seeks capital appreciation principally through investment in a portfolio of international equity securities.

HOW THE PORTFOLIO PURSUES ITS OBJECTIVE

The Portfolio seeks to achieve its objective by investing, under normal market conditions, at least 65% of its total assets in equity securities of foreign issuers and depository receipts representing the securities of foreign issuers. The Portfolio will invest primarily in equity securities of foreign companies that the subadviser believes have the potential to capitalize on worldwide growth trends and global changes. Equity securities include common and preferred stocks, warrants or rights exercisable into common or preferred stock, securities convertible into common or preferred stock and depository receipts.

The Portfolio may invest in securities traded on any securities markets in the world. In allocating the Portfolio's assets among various securities markets of the world, the Portfolio's subadviser considers such factors as the condition and growth potential of the economies and securities markets, currency and taxation considerations and financial, social, national and political factors. The Portfolio's subadviser also considers market regulations and liquidity of the market.

The Portfolio normally invests at least 50% of its investment portfolio in securities traded in developed foreign securities markets, such as those included in the Morgan Stanley Capital International Europe, Australia, Far East Index (EAFE Index). Countries represented in the EAFE Index include Japan, France, the United Kingdom, Germany and Hong Kong, among others. The Portfolio also invests in emerging markets (which may include investments in countries such as India, Mexico and Poland). Emerging markets are those countries whose markets are not yet highly developed. The Portfolio can invest in foreign currency and purchase and sell foreign currency forward contracts and futures contracts to improve its returns or protect its assets.

The Portfolio may invest in any type or size of company. It may invest in companies whose earnings are believed to be in a relatively strong growth trend or in companies in which significant further growth is not anticipated but whose market value per share is thought to be undervalued. Because income is an incidental consideration, the Portfolio also can invest a portion of its assets in investment-grade, fixed-income securities. The Portfolio will invest in such securities when in the subadviser's opinion, it is in the Portfolio's best interest and when equity securities appear to be overvalued or investing in fixed-income securities affords the Portfolio the opportunity for capital growth.

As a temporary defensive measure because of market, economic or other conditions, the Portfolio may invest up to 100% of its assets in foreign debt securities, debt and equity securities of U.S. issuers, and obligations issued or guaranteed by the United States or a foreign government or their respective agencies, authorities or instrumentalities. To the extent that the Portfolio invokes this strategy, its ability to achieve its investment objective may be affected adversely.

WHAT ARE THE MAIN RISKS OF INVESTING
IN THE PORTFOLIO

Perhaps the biggest risk of investing in the Portfolio is that its returns will fluctuate and you could lose money. The Portfolio invests primarily in equity securities whose value might decrease in response to the activities of the company that issued the security, general market conditions and/or economic conditions. If this occurs, the Portfolio's net asset value also may decrease.

FOREIGN SECURITIES. The Portfolio also may invest without limit in foreign securities either indirectly (e.g., through depository receipts) or directly in foreign markets. Investments in foreign securities involve greater risks



                              1   P R O S P E C T U S
than investing in domestic securities. As a result, the Portfolio's returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions and regulatory requirements in a particular country. Foreign equity and currency markets -- as well as foreign economies and political systems -- may be less stable than U.S. markets, and changes in the exchange rates of foreign currencies can affect the value of the Portfolio's foreign assets. Foreign laws and accounting standards typically are not as strict as they are in the United States, and there may be less public information available about foreign companies. Because the Portfolio may invest in emerging markets, there are risks of greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, a limited number of potential buyers for such securities and delays and disruptions in securities settlement procedures.

DERIVATIVES. The Portfolio may use derivatives such as futures contracts, foreign currency and forward contracts to adjust the risk/return characteristics of its investment portfolio. These practices, however, may present risks different from or in addition to the risks associated with investments in foreign currencies. There can be no assurance that any strategy used will succeed. If the Portfolio's subadviser incorrectly forecasts stock market values or currency exchange rates in utilizing a strategy for the Portfolio, the Portfolio could lose money.

FIXED-INCOME SECURITIES. Because the Portfolio may invest in investment-grade, fixed-income securities, it is subject to interest rate risk. If interest rates rise, the market value of the Portfolio's fixed-income securities will fall and, thus, may reduce the Portfolio's return.

HOW THE PORTFOLIO HAS PERFORMED

The bar chart and table below illustrate annual Eagle Class and market benchmark returns for the periods ended December 31, 1999. This information is intended to give you some indication of the risk of investing in the Portfolio by demonstrating how its returns have varied over time. The bar chart shows the Portfolio's Eagle Class share performance from one year to another. The table shows what the return of the Eagle Class of shares would equal if you average out actual performance over various lengths of time. Because this information is based on past performance, it is not a guarantee of future results.


                                [GRAPH OMITTED]


                       1996      1997      1998      1999
                       ----      ----      ----      ----
                      10.59%     8.47%    14.99%    35.33%




                              2   P R O S P E C T U S

From its inception on May 1, 1995 through December 31, 1999, the Eagle Class shares' highest quarterly return was 25.2% for the quarter ended December 31, 1999 and the lowest quarterly return was -15.28% for the quarter ended September 30, 1998.

--------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 1999):*
--------------------------------------------------------------------------------
PERIOD                                              EAGLE CLASS     EAFE INDEX**
--------------------------------------------------------------------------------
1 Year                                                 35.33%          26.99%
--------------------------------------------------------------------------------
Life of Class                                          16.10%          12.46%
--------------------------------------------------------------------------------

 * The Portfolio's returns are after deduction of expenses.
** The EAFE Index is an unmanaged index representative of the market structure of developed foreign markets. Its returns do not include the effect of any sales charges. That means the actual returns would be lower if they included the effect of sales charges.

WHAT ARE THE COSTS OF INVESTING IN THE PORTFOLIO

The tables below describe the fees and expenses that you may pay if you buy and hold Eagle Class shares. The Eagle Class' expenses are based on actual expenses incurred for the fiscal year ended October 31, 1999.

--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT):
--------------------------------------------------------------------------------
                                                                     EAGLE CLASS
--------------------------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases
 (as a % of offering price)                                              None
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge (as a % of original purchase price
 or redemption proceeds, whichever is lower)                             None
--------------------------------------------------------------------------------
Wire Redemption Fee (per transaction)*                                  $10.00
--------------------------------------------------------------------------------

* Effective after March 31, 2000. Prior to that date, the Portfolio will charge $5.00 for each wire redemption.


--------------------------------------------------------------------------------
ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES DEDUCTED FROM PORTFOLIO ASSETS):
--------------------------------------------------------------------------------
                                                                     EAGLE CLASS
--------------------------------------------------------------------------------
Management Fees*                                                        1.00%
--------------------------------------------------------------------------------
Distribution and Service (12b-1) Fees                                   1.00%
--------------------------------------------------------------------------------
Other Expenses                                                          0.65%
--------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses                               2.65%
--------------------------------------------------------------------------------
Fee Waiver and/or Expense Reimbursement*                                0.05%
--------------------------------------------------------------------------------
Net Expenses                                                            2.60%
--------------------------------------------------------------------------------

* Eagle Asset Management, Inc., the investment adviser to the Portfolio, has agreed to waive its fees and, if necessary, reimburse the Portfolio to the extent that Eagle Class annual operating expenses exceed 2.60% of the Eagle Class' average daily net assets for the Portfolio's fiscal year ending October 31, 2000. Any reduction in Eagle's management fees is subject to reimbursement by the Portfolio within the following two years if overall expenses fall below this percentage limitation.


                              3   P R O S P E C T U S

EXPENSE EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses for year 1 are net of fee waivers and/or expense reimbursement. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
                                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
Eagle Class shares                    $263        $819      $1,401      $2,980
--------------------------------------------------------------------------------

WHO MANAGES THE PORTFOLIO

INVESTMENT ADVISER

Eagle Asset Management, Inc., 880 Carillon Parkway, St. Petersburg, Florida 33716, is the Portfolio's investment adviser and a wholly owned subsidiary of Raymond James Financial, Inc. Eagle has been managing private accounts since 1976 for a diverse group of clients, including individuals, corporations, municipalities and trusts. Eagle managed approximately $6.3 billion for these clients as of December 31, 1999. Eagle's investment advisory fee charged to the Portfolio for its 1999 fiscal year was 0.95% of average daily net assets while the contractual fee is 1.0% on the first $100 million of assets and .80% of average daily net assets thereafter.

SUBADVISER

Eagle may allocate assets of the Portfolio among one or more investment subadvisers, subject to review by the Board of Trustees. Subject to relief from the Securities and Exchange Commission, Eagle may propose the addition of one or more additional subadvisers if approved by the Board of Trustees and, if required by the Investment Company Act of 1940, fund shareholders.

Eagle has selected Martin Currie, Inc., Saltire Court, 20 Castle Terrace, Edinburgh, Scotland EH1 2ES to serve as the subadviser to the Portfolio. Martin Currie is a wholly owned subsidiary of Martin Currie Limited, a private limited company incorporated in Scotland. Martin Currie Limited is one of Scotland's largest professional money managers and, together with Martin Currie, has $11.1 billion under management as of December 31, 1999.

INVESTMENT COMMITTEE

Investment decisions for the Portfolio are made by a committee of Martin Currie organized for that purpose and no single person is primarily responsible for making recommendations to the committee. The committee is subject to the general oversight of Martin Currie, Eagle and the Board of Trustees.

FUND ADMINISTRATOR AND TRANSFER AGENT

Heritage Asset Management, Inc. (Heritage), an affiliate of Eagle, is the Portfolio's transfer agent. Heritage also is a wholly owned subsidiary of Raymond James Financial, Inc. In addition to its duties as transfer agent, Heritage also may provide certain administrative services for the Portfolio. Heritage receives a fee from Eagle for performing these administrative services for the Portfolio.


                              4   P R O S P E C T U S

DISTRIBUTION OF PORTFOLIO SHARES

WHO DISTRIBUTES THE PORTFOLIO

Raymond James & Associates, Inc. (Distributor) currently serves as the distributor of the Portfolio. Subject to regulatory approvals, the Portfolio's Board of Trustees has approved a proposed distribution agreement with Heritage Fund Distributors, Inc. The Distributor may compensate other broker/dealers to promote sales of Eagle Class shares.

Eagle pays a service fee based on average daily net assets to broker/dealers, including the Distributor, who have services agreements with Eagle. Eagle pays these service fees out of amounts received for investment advisory and administrative services to the Portfolio.

UNDERSTANDING DISTRIBUTION AND SERVICE FEES

The Eagle Class of the Portfolio has adopted a plan under Rule 12b-1 that allows it to pay distribution and sales fees for the sale of Eagle Class shares and for services provided to shareholders. Eagle Class shares are subject to ongoing Rule 12b-1 fees of up to 1.00% of their average daily net assets. Because these fees are paid out of the Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

ABOUT YOUR INVESTMENT

HOW TO BUY SHARES

MINIMUM INVESTMENTS. The minimum initial investment in Eagle Class shares is $50,000. For investors who have $100,000 invested with Eagle in individually managed accounts, your minimum is $25,000. You may make additional investments if you invest at least $1,000. Eagle may waive these minimums at its discretion.

INITIAL PURCHASES. You may open a new account by sending a signed and completed Eagle New Account Application to the following address:

                     Eagle International Equity Portfolio -- Eagle Class P.O. Box 10520
                     St. Petersburg, FL 33733

When your Application is received and accepted, the Portfolio's Transfer Agent will place your order to purchase Eagle Class shares. You must make payment for initial purchases within three business days of the receipt of your order.

SUBSEQUENT PURCHASES. You may make additional investments by

   o placing an order through the Distributor or through your financial advisor and making payment within three business days, or

   o sending a check to the above address.

HOW TO SELL SHARES

BY MAIL. You may sell shares from your account by sending a signed letter of instruction or stock power. Specify your account number and the dollar value or number of Eagle Class shares you wish to sell. You must include any share certificates you wish to sell with your written instructions. Such certificates must be endorsed for transfer exactly as the name or names appear on the certificates. Mail the request to Eagle International Equity Portfolio -- Eagle Class, P.O. Box 10520, St. Petersburg, FL 33733.


                              5   P R O S P E C T U S

In some circumstances, the Portfolio requires the signatures of the account owners guaranteed along with a written letter requesting sale of shares. These include:

   o Sales of greater than $100,000

   o Sales from any account that has had an address change in the past 30 days

   o Sales in which a payment is to be sent to an address other than the address of record

   o Sales in which payment is to be made to payees other than the exact registration of the account or

   o Sales of any shares represented by share certificates

We will only accept official signature guarantees from participants in our signature guarantee program, which includes most banks and security dealers. A notary public cannot guarantee your signature. Contact the Transfer Agent at 800-237-3101 for details.

THROUGH YOUR FINANCIAL ADVISOR. You may sell shares by contacting your financial advisor. Your order to sell must be received before the New York Stock Exchange closes -- typically 4:00 pm Eastern time. Your financial advisor will transmit your request to sell your Eagle Class shares and may charge a fee for this service.

BY SYSTEMATIC WITHDRAWAL. You may periodically sell shares from your account through the systematic withdrawal plan. To establish the plan, complete the appropriate section of the account application or contact your financial advisor for the applicable forms. Availability of this plan may be limited by your financial advisor. You should consider the following factors when establishing a plan:

   o Make sure you have a sufficient amount of shares in your account.

   o You must withdraw at least $250 for each transaction.

   o Determine the schedule: monthly, quarterly, semiannual or annual basis.

   o Determine which day of the month you would like the withdrawal to occur. Available dates are the 1st, 5th, 10th or 20th day of the month. If such a date falls on the weekend, the withdrawal will take place on the next business day.

   o Eagle and the Distributor reserve the right to cancel systematic withdrawals at any time.

RECEIVING PAYMENT. When you sell shares, payment of the proceeds generally will be made the next business day after your order is received. If you sell shares that were recently purchased by personal check, payment may be delayed until the Portfolio verifies your check has cleared, which may take up to fifteen days. Drafts or ACH transactions initiated by a third-party are not acceptable redemption instructions and will not be honored. You may receive payment of your sales proceeds the following ways:

   o BY CHECK. We will mail a check to the address of record or bank account specified on your account application. Checks made payable to other than the registered owners or sent to an address other than the address of record require written instructions accompanied by a signature guarantee, as described above.

   o BY WIRE. You may request that we send your proceeds by Federal Reserve wire to a bank account you specify. You must provide wiring instructions to the Transfer Agent in writing. The proceeds normally will be sent the next day. A $5.00 wire fee will be charged to your account. Effective after March 31, 2000, the Portfolio will charge a $10.00 wire fee.

   o TO YOUR BROKERAGE ACCOUNT. If you sell shares through your financial advisor, payment can be directed to your brokerage account. Payment for these shares occurs three business days after you place your sale request.


                              6   P R O S P E C T U S

ACCOUNT AND TRANSACTION POLICIES

PRICING OF SHARES. The Portfolio's regular business days are the same as those of the New York Stock Exchange (NYSE), normally Monday through Friday. The net asset value per share (NAV) is determined each business day as of the close of regular trading on the NYSE (typically 4:00 p.m. Eastern time). The share price is calculated by dividing the Eagle Class' net assets by the number of outstanding Eagle Class shares. Because the value of the Portfolio's investments changes every business day, the NAV usually changes as well.

In calculating NAV, the Portfolio typically prices its securities by using pricing services or market quotations. However, in cases where these are unavailable or when the investment subadviser believes that subsequent events have rendered them unreliable, the Portfolio may use fair-value estimates instead. Additionally, the Portfolio invests in securities that are primarily listed on foreign exchanges that trade on weekends and other days when the Portfolio does not price its shares. As a result, the NAV may change on days when shareholders will not be able to purchase or redeem shares.

TIMING OF ORDERS. All orders to buy or sell shares are executed as of the next NAV calculated after the order has been received in good order. Orders are accepted until the close of regular trading on the NYSE every business day -- normally 4:00 p.m. Eastern time -- and are executed the same day at that day's NAV. Orders received by your financial advisor prior to the close of regular trading of the NYSE and transmitted to the Distributor prior to 5:00 p.m. the same day will be executed at the NAV on that day. Otherwise, all orders will be executed at the NAV determined as of the close of regular trading on the next trading day.

RESTRICTIONS ON ORDERS. The Portfolio and the Distributor reserve the right to refuse any purchase order and to suspend the offering of Eagle Class shares for a period of time. There are certain times when you may not be able to sell shares or when we may delay paying you the proceeds. This may happen during unusual market conditions or emergencies or when the Portfolio cannot determine the value of its assets or sell its holdings.

REDEMPTION IN KIND. We reserve the right to give you securities instead of cash when you sell shares if the amount of the sale is at least either $250,000 or 1% of the Portfolio's assets.

ACCOUNT WITH BELOW-MINIMUM BALANCES. If your account value falls below $20,000 as a result of selling shares (and not because of performance), the Portfolio reserves the right to request that you buy more shares or close your account. If your account balance is still below the minimum 30 days after notification, the Portfolio may sell your remaining shares and send you the proceeds.

SHARE CERTIFICATES. Certificates evidencing share ownership will be provided only upon request.

HOW DISTRIBUTIONS ARE MADE AND TAX INFORMATION

DISTRIBUTIONS AND TAXES. The Portfolio distributes to its shareholders dividends from its net investment income at least annually. Net investment income generally consists of interest income and dividends received on investments, less expenses. The dividends you receive from the Portfolio will be taxed as ordinary income.

The Portfolio also distributes net capital gains to its shareholders normally once a year. Capital gains are generated when the Portfolio sells its assets for profit. Capital gains are taxed differently depending on how long the Portfolio held the asset. Distributions of gains recognized on the sale of assets held for one year or less are taxed as ordinary income; distributions of gains recognized on the sale of assets held longer than one year are taxed at lower capital gains rates.

Distributions of dividends and net capital gains are automatically reinvested in Eagle Class shares unless you decide to take your distributions in cash, in the form of a check. However, if you have a Systematic Withdrawal Plan, your distributions will be automatically reinvested.


                              7   P R O S P E C T U S

Selling shares and receiving distributions (whether reinvested or taken in cash) usually are taxable events. These transactions typically create the following tax liabilities for taxable accounts:

--------------------------------------------------------------------------------
SUMMARY OF TAX LIABILITY FOR TAXABLE ACCOUNTS:
--------------------------------------------------------------------------------
TYPE OF TRANSACTION                                 TAX STATUS
--------------------------------------------------------------------------------
Income dividends                                    Ordinary income rate
--------------------------------------------------------------------------------
Short-term capital gain distributions               Ordinary income rate
--------------------------------------------------------------------------------
Long-term capital gain distributions                Capital gains rate
--------------------------------------------------------------------------------
Sales of shares owned more than one year            Long-term capital gains or
                                                    losses (capital gains rate)
--------------------------------------------------------------------------------
Sales of shares owned for one year or less          Gains are taxed at the same
                                                    rate as ordinary income;
                                                    losses are subject to
                                                    special rules
--------------------------------------------------------------------------------

TAX REPORTING. If you are a non-retirement account holder, then each year, we will send you a Form 1099 that tells you the amount of distributions you received for the prior calendar year, and the tax status of those distributions, and a list of reportable sale transactions. Generally, the Portfolio's distributions are taxable to you in the year you receive them. However, any dividends that are declared in October, November or December but paid in January are taxable as if received in December of the year they are declared.

WITHHOLDING TAXES. If you are a non-corporate shareholder and if the Portfolio does not have your correct social security or other taxpayer identification number, federal law requires us to withhold 31% of your distributions and sales proceeds. If you are subject to backup withholding, we also will withhold and pay to the IRS 31% of your distributions. Any tax withheld may be applied against the tax liability on your tax return.

Because your tax situation is unique, you should consult your tax professional about federal, state and local tax consequences.

                              8   P R O S P E C T U S

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the performance of the Eagle Class shares of the Eagle International Equity Portfolio for the periods indicated. Certain information reflects financial results for a single Eagle Class share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of dividends and distributions). The information in the table for the periods presented has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Portfolio's financial statements, is included in the statement of additional information, which is available upon request.


                     EAGLE INTERNATIONAL EQUITY PORTFOLIO


                                                                            EAGLE CLASS SHARES*
                                                 --------------------------------------------------------------------------
                                                                      FOR THE YEARS ENDED OCTOBER 31,
                                                 --------------------------------------------------------------------------
                                                     1999          1998             1997           1996      1995/dagger/
                                                 ----------- ---------------- ---------------- ----------- ----------------
NET ASSET VALUE, BEGINNING OF THE YEAR .........  $  25.17      $  23.83         $  22.14       $  20.79      $  20.00
                                                  --------      --------         --------       --------      --------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment loss ...........................     (0.27)        (0.17)           (0.11)         (0.01)        (0.03)
 Net realized and unrealized gain on
   investments (a) .............................      6.26          2.13             2.28           1.84          0.82
                                                  --------      --------         --------       --------      --------
 Total from Investment Operations ..............      5.99          1.96             2.17           1.83          0.79
                                                  --------      --------         --------       --------      --------
LESS DISTRIBUTIONS:
 Dividends from net investment income ..........        --            --            (0.31)         (0.01)           --
 Distributions from net realized gain on
   investments .................................     (0.12)        (0.62)           (0.17)         (0.47)           --
                                                  --------      --------         --------       --------      --------
 Total Distributions ...........................     (0.12)        (0.62)           (0.48)         (0.48)           --
                                                  --------      --------         --------       --------      --------
NET ASSET VALUE, END OF YEAR ...................  $  31.04      $  25.17         $  23.83       $  22.14      $  20.79
                                                  ========      ========         ========       ========      ========
TOTAL RETURN (%) ...............................     23.85          8.38 (d)         9.98 (d)       8.93          3.95 (c)
RATIOS (%)/SUPPLEMENTAL DATA:
 Operating expenses net, to average daily net
   assets (a) ..................................      2.60          2.60             2.60           2.60          2.60 (b)
 Net investment income to average daily net
   assets ......................................     (0.95)        (0.67)           (0.47)         (0.02)        (0.33)(b)
 Portfolio turnover rate (c) ...................        78            71               50             59            61
 Net assets, end of year ($ millions) ..........        32            33               32             22            10

----------
    * Per share amounts have been calculated using the monthly average share method, which more appropriately presents per share data for the year since use of the undistributed income method does not correspond with results of operations.
 /dagger/ For the period May 1, 1995 (commencement of operations) to October 31, 1995.
   (a) Excludes management fees waived and expenses reimbursed by Eagle in the amount of $.01, $.03, $.06, $.16 and $.17 per Eagle Class share, respectively. The operating expense ratios including such items would have been 2.65%, 2.71%, 2.86%, 3.31% and 5.09% (annualized) for Eagle
           Class shares, respectively.
   (b)     Annualized.
   (c)     Not annualized.
   (d) These returns are calculated based on the published net asset value at October 31, 1997.



                              9   P R O S P E C T U S

                          EAGLE INTERNATIONAL EQUITY
                                   PORTFOLIO

                             EAGLE CLASS OF SHARES

                                  PROSPECTUS

                                 March 1, 2000

More information on the Portfolio is available free upon request:

      By mail:      P.O. Box 10520
                    St. Petersburg, FL 33733

      By telephone: (800) 237-3101

      By internet:  www.heritagefunds.com

ANNUAL/SEMIANNUAL REPORTS. Includes the Portfolio's performance, portfolio holdings and a letter from the investment subadviser discussing recent market conditions, economic trends, and portfolio strategies that significantly affects the Portfolio's performance during that period.

STATEMENT OF ADDITIONAL INFORMATION (SAI). Provides more details about the Portfolio and its policies. A current SAI is on file with the Securities and Exchange Commission and is incorporated herein by reference (is legally considered part of this prospectus).

Text-only versions of these documents and this prospectus are available, upon payment of a duplicating fee, by writing, the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. 20549-6009. Information on the operation of the public reference room may be obtained by calling the Commission at (800)-SEC-0330. Reports and other information about the Portfolio may be viewed on-screen or downloaded from the SEC's Internet web site at http://www.sec.gov.

To eliminate unnecessary duplication, only one copy of the prospectus or other shareholder reports may be sent to shareholders with the same mailing address. However, if you wish to receive a copy of the prospectus or other shareholder reports for each shareholder with the same mailing address, you should call
(800) 237-3101 or send an e-mail to Heritage at heritage@heritagefunds.rjf.com.

The Portfolio's Investment Company registration number is 811-7470.

NO DEALER, SALESMAN OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION OTHER THAN THAT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE PORTFOLIO OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY STATE IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE.